EXHIBIT 13

Certifications pursuant to Rule 15d-14b under the US Securities Exchange Act of 1934

Exhibit 13

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of National Australia Bank Limited ABN 12 004 044 937, an Australian corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Annual Report of Form 20-F for the year ended September 30, 2003 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 25 March. 2004	/s/ John M Stewart
	Name:	John M Stewart
	Title:	Managing Director and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of National Australia Bank Limited ABN 12 004 044 937, an Australian corporation (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Annual Report of Form 20-F for the year ended September 30, 2003 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 25 March. 2004	/s/ Richard E McKinnon
	Name:	Richard E McKinnon
	Title:	Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.